UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2025

PROFUSA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41177	86-3437271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

626 Bancroft Way, Suite A

Berkeley, CA 94710

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (925) 997-6925

345 Allerton Ave.

South San Francisco, California 94080

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PFSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On October 27, 2025, Profusa, Inc. (the “Company”) received a notification letter (the “Notification Letter”) from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) indicating that the Company is not in compliance with the continued listing requirement to maintain a minimum Market Value of Publicly Held Shares (“MVPHS”) of $15,000,000 for the Nasdaq Global Market, as set forth in Nasdaq Listing Rule 5450(b)(2)(C). Nasdaq’s determination was based on the Company’s MVPHS having been below $15,000,000 for the prior 30 consecutive business days from September 12, 2025 through October 24, 2025.

The Notification Letter has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Global Market, and the Company’s common stock will continue to trade under the symbol “PFSA” during the compliance period.

In accordance with Nasdaq Listing Rule 5810(c)(3)(D), the Company has 180 calendar days, or until April 27, 2026, to regain compliance with the MVPHS requirement. If at any time before April 27, 2026, the Company’s MVPHS closes at or above $15,000,000 for a minimum of 10 consecutive business days, Nasdaq will provide written confirmation that the Company has regained compliance.

If the Company does not regain compliance by April 27, 2026, Nasdaq will notify the Company that its common stock is subject to delisting from the Nasdaq Global Market. In such event, the Company would be entitled to appeal the delisting determination to a Nasdaq Hearings Panel. Alternatively, the Company may consider applying to transfer the listing of its securities to The Nasdaq Capital Market, subject to meeting the applicable standards for continued listing on that market and paying the required application fee.

The Company intends to actively evaluate and monitor its MVPHS and evaluate available options to regain compliance within the compliance period.

This report is being filed to comply with Nasdaq Listing Rule 5810(b), which requires prompt public disclosure of receipt of a deficiency notice.

Forward-Looking Statements. This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or future financial or operating performance of Profusa. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “propose,” “seek,” “should,” “strive,” “will,” or “would” or the negatives of these terms or variations of them or similar terminology. Specifically, the Company’s statements regarding its intent and ability to regain compliance with Nasdaq’s continued listing requirements, potential actions to regain compliance, the possible transfer of the Company’s listing to The Nasdaq Capital Market, and the continued listing of the Company’s securities on Nasdaq, and other similar statements are forward-looking statements. These statements are subject to risks, uncertainties, and other factors which may be beyond the control of Profusa and could cause actual outcomes to differ materially from those expressed or implied by such forward-looking statements, including the Company’s ability to improve or sustain its market value of publicly held shares for the requisite period, market conditions, and the Company’s financial and operating performance. These and other risks are described more fully in the Company’s other filings with the Securities and Exchange Commission, including the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents the Company files with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to update forward-looking statements, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 31, 2025	Profusa, Inc.

	By:	/s/ Ben Hwang
	Name:	Ben Hwang
	Title:	Chief Executive Officer

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